Taxation	3 Months Ended
Mar. 31, 2025
Income Tax Disclosure [Abstract]
Taxation

3. Taxation

For the three months ended March 31, 2025, we have utilized the discrete effective tax method as allowed under ASC 740, Income Taxes, to calculate the interim tax provision. The discrete method treats the year to date period as if it was the annual period and determines the income tax expense or benefit on that basis. For the three months ended March 31, 2024, we accounted for income taxes by applying an estimated annual effective tax rate to year to date pre-tax book income, with the effects of any discrete income tax items recognized in the period in which it occurred. We believe that the use of the discrete method is more appropriate than the annual effective tax rate method as small changes in estimated pre-tax book income or loss would result in significant changes in the estimated annual effective tax rate.

Our effective tax rate for the three months ended March 31, 2025 and 2024 was 13.6% and 70.5%, respectively. The difference between our effective tax rate and the U.K. statutory rate of 25% for the three months ended March 31, 2025 and 2024 was primarily the result of changes to our valuation allowance related to our recoverability of deferred tax assets on restricted interest carryforwards.